401(k) Plan	12 Months Ended
Dec. 31, 2017
Postemployment Benefits [Abstract]
401(k) Plan

13. 401(k) Plan

The Company sponsors a 401(k) savings plan for all eligible employees. The Company may make discretionary matching contributions to the plan to be allocated to employee accounts based upon employee deferrals and compensation. During the years ended December 31, 2016 and 2017, the Company made zero and approximately $90,000, respectively, in matching contributions into the savings plan.